June 1, 2018

DBX ETF TRUST

Xtrackers MSCI All China Equity ETF

(the “Fund”)

Supplement to the Fund’s Summary Prospectus and Statutory Prospectus dated October 2, 2017

Effective June 1, 2018, DBX Advisors LLC (the “Adviser”) has approved a new fee waiver arrangement for the Fund. Accordingly, effective immediately, the Summary Prospectus and Statutory Prospectus for the Fund will be revised as follows:

The following table replaces the “Annual Fund Operating Expenses” table in the section of the Summary Prospectus and Statutory Prospectus entitled “Xtrackers MSCI All China Equity ETF—Fees and Expenses—Annual Fund Operating Expenses:”

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee	0.60
Other Expenses	None
Acquired Fund Fees and Expenses*	0.28
Total Annual Fund Operating Expenses	0.88
Fee Waiver and/or Expense Reimbursement**	(0.38)
Total Annual Fund Operating Expenses After Fee Waiver	0.50

* “Acquired Fund Fees and Expenses” reflect the Fund’s pro rata share of the fees and expenses incurred by investing in the Xtrackers Harvest CSI 300 China A-Shares ETF and the Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (together, the “Xtrackers China A-Shares ETFs”). The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not used to calculate the Fund’s net asset value (“NAV”) per share.

**The Adviser has contractually agreed, until June 1, 2019, to waive a portion of its management fees to the extent necessary to prevent the operating expenses of the Fund from exceeding 0.50% of the Fund’s average daily net assets. This agreement may only be terminated by the Fund’s Board (and may not be terminated by the Adviser) prior to that time.

The following table replaces the “Example” table in the section of the Summary Prospectus and Statutory Prospectus entitled “Xtrackers MSCI All China Equity ETF—Fees and Expenses—Example:”

1 Year	3 Years	5 Years	10 Years
$51	$182	$325	$740

Please retain this supplement for future reference.